SEVENTH AMENDMENT

SEVENTH AMENDMENT dated as of August 11, 1995 (this"Amendment"), to (i) the Amended and Restated Credit Agreement, dated as of February 1, 1992, as amended by the First Amendment thereto dated as of November 16, 1992, as amended by the Second Amendment thereto dated as of April 9, 1993, as amended by the Third Amendment thereto dated as of April 14, 1993, as amended by the Fourth
Amendment thereto dated as of April 15, 1994, as amended by the Fifth
Amendment dated as of August 12, 1994, as amended by the Sixth Amendment thereto dated as of April 12, 1995, (as so amended, the "Credit Agreement") among Wichita River Oil Corporation, a Delaware corporation (the "Company"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Banks") and Chemical Bank, a New York banking corporation (the "Agent") and (ii) the Revolving Credit Note under and as defined in the Credit Agreement.

                                    WITNESSETH

     WHEREAS, the Company, the Banks and the Agent are parties to the Credit Agreement and the Revolving Credit Note;

     WHEREAS, the company, the Banks and the Agent have agreed to amend the Credit Agreement and the Revolving Credit Note in certain respects;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and to induce the Banks to enter into this Agreement, the Company, the Banks and the Agents agree as follows:

1     Amendment to the Credit Agreement
      1.1 Amendment to Subsection 2.3. Subsection 2.3 is hereby amended by deleting clause (y) therefrom in its entirety and substituting, in lieu thereof, the following:

      "(y) be stated to mature in (i) three monthly installments of $50,000 each payable on October 1, 1994, November 1, 1994, and December 1, 1994; (ii) one payment of $2,000,000 payable on October 1, 1995, (iii) one payment of $4,000,000 payable on April 1, 1996, (iv) three payments of $2,000,000 each payable on July 1, 1996, January 1, 1997 and July 1, 1997, and (v) a final installment of the then outstanding principal amount of the total Loans of such Bank payable on January 1, 1998 and"

       1.2 Amendment to Subsection 2.9(d). Subsection 2.9(d) is hereby amended by inserting the following sentence at the end of each Subsection:

       "Notwithstanding anything to the contrary contained in this Subsection 2.9(d), payment of interest for the months of June 1995 through August 1995 will be deferred until October 1, 1995. Such deferred interest shall bear interest as provided herein."

       1.3 Amendment to Subsection 6.1(b). Subsection 6.1(b) is hereby amended and restated in its entirety as follows:

       "(b) Maintenance of Current Ratio. Permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities at any time to less than
1.0 to 1.0, provided, however, that during each of the periods specified below, the ratio shall at no time be less than following:

                             PERIOD                        RATIO

             December 31, 1992 - March 31, 1993          0.40 to 1.0
             April 1, 1993 - June 30, 1993               0.25 to 1.0
             July 1, 1993 - September 30, 1993           0.35 to 1.0
             October 1, 1993 - December 31, 1993         0.35 to 1.0
             January 1, 1994 - March 31, 1994            0.30 to 1.0
             April 1, 1994 - June 30, 1994               0.25 to 1.0
             July 1, 1994 - September 30, 1994           0.25 to 1.0
            	October  1, 1994 - December 31, 1994       	0.25 to 1.0
            	January  1, 1995 -  March 31, 1995          0.25 to 1.0
            	April 1, 1995 - December 31, 1995           0.20 to 1.0"

1.4	Amendment to Schedule VIII.  Schedule VIII to the Credit Agreement is
hereby amended by deleting such Schedule in its entirety and substituting, in lieu thereof, Exhibit A hereto.

2   Amendment to Revolving Credit Note.  The Amended and Restated Revolving
Credit Note dated February 1, 1992 executed by the Company payable to the order of Chemical Bank in the original principal sum of $22,500,000 is hereby amended by deleting the sentence beginning on the sixteenth line of the first page and substituting, in lieu thereof, the following:

     "The principal amount of this Revolving Credit Note outstanding on the Conversion Date shall be paid in (i) three monthly installments of $50,000 each payable on October 1, 1994, November 1, 1994, and December 1, 1994;
(ii) one payment of $2,000,000 payable on October 1, 1995, (iii) one payment of $4,000,000 payable on April 1, 1996,(iv) three payments of $2,000,000 each payable on July 1, 1995, January 1, 1997 and July 1, 1997, and (v) a final installment of the then outstanding principal amount hereof payable on January 1, 1998."

3	     Conditions Precedent.  The amendments provided for in this Amendment shall not be effective until the following conditions precedent shall have been satisfied:

     (a)	the Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Company, the Agent and each of the Banks;

     (b)	the Agent shall have received the Consent and Acknowledgment attached hereto executed and delivered by a duly authorized officer of each of the
Credit Parties to the Security Documents; and

     (c)	the Agent shall have received such other corporate documents and other instruments and evidence of corporate proceedings as it may reasonably request.

4    	Representations and Warranties.  To induce the Banks to enter into this
Amendment, the Company represents and warrants to the Agent and to each Bank that:

     (a)	Power; Authorization.  Each Credit Party has the corporate power and authority, and the legal right to make, deliver and perform this Amendment and/or the Consent and Acknowledgment attached hereto, as the case may be, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and/or the Consent and Acknowledg-
ment attached hereto, as the case may be.

     (b)	Enforceable Obligations.  This Amendment and/or the Consent and
Acknowledgment attached hereto, as the case may be constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicably bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors, rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     (c)	Credit Agreement Representations and Warranties.  The representations and warranties of the company contained in the Credit Agreement were true and correct on and as of the dates when made and the Company hereby confirms such representation and warranty as of the date hereof with the same effect as if set forth in full herein.

     The foregoing representations and warranties shall be deemed to be representations and warranties made in the credit Agreement.

5   	Continuing Effect.  Except as expressly amended hereby, the Credit
Agreement shall continue to be and shall remain in full force and effect in accordance with its terms, and nothing contained herein shall be construed as a general waiver of any defaults under the Credit Agreement.


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6   	Expenses. The Company agrees to pay and reimburse the Banks and the Agent for all their reasonable out-of-pocket expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel to the Agent.

7    	Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all parties shall be lodged with the Company and the Agent.

8     GOVERNING LAW.  THIS  AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE COMPANY, THE AGENT AND EACH BANK EXPRESSLY AGREE THAT ARTICLE 15.01 ET SEQ TITLE 70, REVISED
CIVIL STATUTES OF TEXAS, 1925, AS AMENDED (ARTICLE 5069-15.01 ET SEQ.,
VERNONS CIVIL STATUTES) SHALL NOT BE APPLICABLE TO THE TRANSACTIONS CONTEMPLATED HEREBY AND BY THE OTHER LOAN DOCUMENTS.

9	     Defined Terms.  Terms defined in the Credit Agreement are used herein with the meaning set forth in the Credit Agreement unless otherwise defined herein.

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IN WITNESS WHEREOF, the parties hereto have caused. this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                            WICHITA RIVER OIL CORPORATION

                                            By:    /s/ William E. Logan

                                            Name:  William E. Logan

                                            Title:  Treasurer

                                            CHEMICAL BANK,  as Agent

                                            By: /s/ Charles O. Freedgood

                                            Name:  Charles O. Freedgood

                                            Title:  Vice-President

                                         5
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                             CONSENT AND ACKNOWLEDGEMENT

The undersigned, as parties to the Security Documents (as def ined in the Amended and Restated Credit Agreement dated as of February 1, 1992, as amended (the "Agreement"), among WICHITA RIVER OIL CORPORATION, the banks parties thereto and CHEMICAL BANK, as Agent) hereby acknowledge receipt of, and consent to, the Seventh Amendment (as defined in the Agreement), and hereby confirm and agree that the Security Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, and acknowledge that all the obligations arising under the Agreement, as modified by the Seventh Amendment constitute obligations and indebtedness of the Company under the Credit Agreement and are "Obligations" under the Guarantees, the Pledge Agreements and the Security Agreements, as such term is defined therein and "Indebtedness" under the Mortgages, as such term is defined therein, secured and regrant, ratify and confirm the grant of the Liens pursuant to the provisions of the Security Documents as security for the repayment of all Obligations, including without limitation the Revolving
Credit Note issued on the effective date of the Second Amendment.

                                 WICHITA RIVER OIL CORPORATION

	                                By:  /s/ William E. Logan

                                	Title:  Treasurer

                                 EQUITABLE PETROLEUM CORPORATION

                                 By:  /s/ William E. Logan

                                 Title  Vice President


                              EXHIBIT A TO SEVENTH AMENDMENT
                                    DATED AUGUST 11, 1995

Dates of Interest and Principal Payments
	1994

	September 1, 1994	(Interest)
	October 1, 1994	(Interest and Principal)
	November 1, 1994	(Interest and Principal)
	December 1, 1994	(Interest and Principal)

	1995

	January 1, 1995	(Interest)
	February 1, 199S	(Interest)
	March 1, 1995	(Intereat)
	April 1, 1995	(Interest)
	May 1, 1995	(Interest)
	June 1, 1995	(Interest)
	October 1, 1995	(Interest and Principal)
	November 1, 1995	(Interest)
	December 1, 1995	(Interest)

	1996

	January 1, 1996	(Interest)
	February 1, 1996	(Interest)
	March 1, 1996	(Interest)
	April 1, 1996	(Interest and Principal)
	May 1, 1996	(Interest)
	June 1, 1996	(Interest)
	July 1, 1996	(Interest and Principal)
	August 1, 1996	(Interest)
	September 1, 1996	(Interest)
	October 1, 1996	(Interest)
	November 1, 1996	(Interest)
	December 1, 1996	(Interest)

	1997

	January 1, 1997	(Interest and Principal)
	February 1, 1997	(Interest)
	March 1, 1997	(Interest)
	April 1, 1997	(Interest)
	May 1, 1997	(Interest)
	June 1, 1997	(Interest)
	July 1, 1997	(Interest and Principal)
	August 1, 1997	(Interest)
	September 1, 1997	(Interest)
	October 1, 1997	(Interest)
	November 1, 1997	(Interest)
 December 1, 1997		(Interest)

 1998

	January 1, 199		(Interest and Principal)